EXHIBIT 10.2

                            SECOND AMENDMENT TO LEASE

         THIS SECOND AMENDMENT TO LEASE (this "Amendment") is made as of the Amendment Date (as hereinafter defined) by and between TOWER PLACE, L.P., a Georgia limited partnership ("Landlord") and RMS TITANIC, INC., a Florida corporation ("Tenant").

                                    RECITALS

         Landlord and Tenant have previously entered into that certain Tower Place Office Lease dated March 27, 2000 as amended by that certain First Amendment of Lease dated August 8, 2003 (collectively, the "Lease") for the lease of approximately 4,706 rentable square feet of space, more commonly known as Suite 2250 Tower Place, 3340 Peachtree Road, NE (the "Existing Premises") located within Tower Place, Atlanta, Fulton County, Georgia.

         Landlord and Tenant desire to amend the Lease as more particularly set forth below.

         NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration in hand paid by each party hereto to the other, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. Definitions. All capitalized terms used herein but undefined shall have the meaning as defined in the Lease. For purposes of the Lease, and this Amendment, the following term shall mean the following:

         "Landlord Entities" shall mean Landlord, Landlord's investment manager, and the trustees, boards of directors, officers, general partners, beneficiaries, stockholders, employees and agents of each of them.

2. Expansion Space. Commencing on July 1, 2006 (the "Effective Date"), the Premises shall be expanded to also include that certain additional space as more particularly described on Exhibit "A" attached hereto and incorporated herein by reference (the "Expansion Space") containing approximately 1,380 rentable square feet. Commencing on the Effective Date, the Premises shall be defined as the Existing Premises and the Expansion Space and shall consist of an agreed area of 6,086 rentable square feet.

3. Stipulated Square Footage (Building). Commencing on the Amendment Date, the Stipulated Square Footage of the Building (as defined in Section 1.1(f) of the Lease) shall be an agreed upon 611,713 rentable square feet.

4. Change in Tenant's Share. Commencing on the Effective Date, Tenant's Share (as defined in Section 1.1(k) of the Lease) shall be increased to 1.00%.

5. Work. Tenant accepts the Expansion Space in its present "as-is" condition. Notwithstanding the foregoing, Landlord shall use reasonable speed and diligence to combine the Existing Premises and the Expansion Space in accordance with plans and specifications to be mutually agreed upon by the parties (the "Work"). In the event that the actual cost of the Work exceeds Eight Thousand Two Hundred Eighty and No/100 Dollars ($8,280.00), Tenant shall deliver to Landlord such excess amount within ten (10) days following receipt of notice from Landlord specifying the amount of such excess.

6.       Rent.

         (a) As of the Effective Date, the Base Rental for the Expansion Space shall be payable according to the following schedule:


----------------------------------------------------------------------------------------------------------
          Period               Rentable       Annual Base
----------------------------   Square           Rental            Annual Base       Monthly Installment
    from        through        Footage      Per Square Foot         Rental            of Base Rental
----------------------------------------------------------------------------------------------------------
  7/1/2006     8/31/2006        1,380           $24.69               N/A                $2,839.35
----------------------------------------------------------------------------------------------------------
  9/1/2006     8/31/2007        1,380           $25.43            $35,094.36            $2,924.53
----------------------------------------------------------------------------------------------------------
  9/1/2007     8/31/2008        1,380           $26.19            $36,147.24            $3,012.27
----------------------------------------------------------------------------------------------------------
  9/1/2008     2/28/2009        1,380           $26.98               N/A                $3,102.63
----------------------------------------------------------------------------------------------------------

         (b) All Rent payable by Tenant shall be paid to Landlord at the following address:

If by U.S. Mail:           Tower Place, L.P.
                           75 Remittance Drive
                           Suite 6706
                           Chicago, IL 60675-6706

If by Overnight Delivery:  LB Overnite:  Tower Place, L.P.
                           350 N. Orleans
                           Receipt & Dispatch, 8th Floor
                           Lockbox #6706
                           Chicago, IL 60654

If By Wire Transfer:       LaSalle Bank, National Association
                           135 South LaSalle Street
                           Chicago, IL  60603
                           ABA No.:  071-000-505
                           For Credit to: Tower Place, L.P. Lockbox Account
                                          a Property of Tower Place, L.P.,
                                          by RREEF Management Company
                                          Account No.:  5800960550


         (c) Notwithstanding anything herein to the contrary, Tenant hereby acknowledges and agrees that Tenant shall continue to pay Base Rental for the Existing Premises for the remainder of the Lease Term in accordance with the terms of Section 6 of the First Amendment of Lease.

7. Insurance. Section 4.10 of the Lease is hereby deleted in its entirety and the following is hereby substituted therefor:

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

         (a) Tenant shall keep in force throughout the Term: (a) a Commercial General Liability insurance policy or policies to protect the Landlord Entities against any liability to the public or to any invitee of Tenant or a Landlord Entity incidental to the use of or resulting from any accident occurring in or upon the Premises with a limit of not less than $1,000,000 per occurrence and not less than $2,000,000 in the annual aggregate, or such larger amount as Landlord may prudently require from time to time, covering bodily injury and property damage liability and $1,000,000 products/completed operations aggregate; (b) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than $1,000,000 per accident; (c) insurance protecting against liability under Worker's Compensation Laws with limits at least as required by statute with Employers Liability with limits of $500,000 each accident, $500,000 disease policy limit, $500,000 disease--each employee;
(d) All Risk or Special Form coverage protecting Tenant against loss of or damage to Tenant's alterations, additions, improvements, carpeting, floor coverings, panelings, decorations, fixtures, inventory and other business personal property situated in or about the Premises to the full replacement value of the property so insured; and, (e) Business Interruption Insurance with limit of liability representing loss of at least approximately six (6) months of income.

         (b) The aforesaid policies shall (a) be provided at Tenant's expense;
(b) name the Landlord Entities as additional insureds (General Liability) and loss payee (Property--Special Form); (c) be issued by an insurance company with a minimum Best's rating of "A:VII" during the Term; and (d) provide that said insurance shall not be canceled unless thirty (30) days prior written notice (ten days for non-payment of premium) shall have been given to Landlord; a certificate of Liability insurance on ACORD Form 25 and a certificate of Property insurance on ACORD Form 27 shall be delivered to Landlord by Tenant at least thirty (30) days prior to each renewal of said insurance.

         (c) Whenever Tenant shall undertake any alterations, additions or improvements in, to or about the Premises ("Work") the aforesaid insurance protection must extend to and include injuries to persons and damage to property arising in connection with such Work, without limitation including liability under any applicable structural work act, and such other insurance as Landlord shall require; and the policies of or certificates evidencing such insurance must be delivered to Landlord prior to the commencement of any such Work.

         (d) So long as their respective insurers so permit, Tenant and Landlord hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage, All Risks or other insurance now or hereafter existing for the benefit of the respective party but only to the extent of the net insurance proceeds payable under such policies. Each party shall obtain any special endorsements required by their insurer to evidence compliance with the aforementioned waiver.

8.       Assignment and Subletting.

         (a) Notwithstanding any provision of Section 5.1 of the Lease to the contrary, it shall be considered reasonable for Landlord to withhold its consent to any assignment of this Lease or sublease of any portion of the Premises if at the time of either Tenant's notice of the proposed assignment or sublease or the proposed commencement date thereof, there shall exist any uncured default of Tenant or matter which will become a default of Tenant with passage of time unless cured, or if the proposed assignee or sublessee is an entity: (a) with which Landlord is already in negotiation; (b) is already an occupant of the Building unless Landlord is unable to provide the amount of space required by such occupant; (c) is a governmental agency; (d) is incompatible with the character of occupancy of the Building; (e) with which the payment for the sublease or assignment is determined in whole or in part based upon its net income or profits; or (f) would subject the Premises to a use which would: (i) involve increased personnel or wear upon the Building; (ii) violate any exclusive right granted to another tenant of the Building; (iii) require any addition to or modification of the Premises or the Building in order to comply with building code or other governmental requirements; or, (iv) involve a violation of Section 4.9 of the Lease. Tenant expressly agrees that for the purposes of any statutory or other requirement of reasonableness on the part of Landlord, Landlord's refusal to consent to any assignment or sublease for any of the reasons described in this Section, shall be conclusively deemed to be reasonable.

         (b) Section 5.1(a) of the Lease is hereby amended to provide that Landlord's administrative processing fee in connection with any request by Tenant for consent to a proposed assignment or sublease is Seven Hundred Fifty and No/100 Dollars ($750.00).

9. Governmental Regulations. The following is inserted at the end of Section 8.10(b) of the Lease:

"Notwithstanding the foregoing, if Tenant shall be required by any governmental authority to repair, alter, remove, construct, reconstruct, or improve any part or all of the Premises or the Building as a result of the specific use being made by Tenant of the Premises, then such action shall be the sole and exclusive responsibility of Tenant in all respects; any such action shall be promptly performed by Tenant at its expense in accordance with the applicable governmental requirement and otherwise in accordance with the terms of this Lease."

10. Landlord's Notice Address. Notwithstanding anything to the contrary contained in the Lease, pursuant to Section 8.1 of the Lease, Landlord's address for notices shall be:

         To Landlord:

                  Tower Place, L.P.
                  c/o RREEF
                  Five Piedmont Center, Suite 310
                  3525 Piedmont Road
                  Atlanta, Georgia  30305-1509
                  Attn:  Faye Z. Phillips
         and

                  Tower Place, L.P.
                  c/o Regent Partners, LLC
                  3348 Peachtree Road, NE, Suite 1000
                  Atlanta, Georgia 30326-1008
                  Attn:  Debra Cobbs

11. Limitation of Liability. Section 8.20 of the Lease is hereby deleted in its entirety and the following is hereby substituted therefor:

         8.20 LIMITATION OF LIABILITY. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THE LEASE OR THIS AMENDMENT, EXPRESS OR IMPLIED, LANDLORD'S OBLIGATIONS AND LIABILITY TO TENANT WITH RESPECT TO THIS LEASE SHALL BE LIMITED SOLELY TO LANDLORD'S INTEREST IN THE BUILDING (SUBJECT TO THE RIGHTS OF ANY HOLDERS OF SECURITY INTERESTS IN THE BUILDING), AND NEITHER LANDLORD NOR ANY OF ITS TRUSTEES, BOARD OR DIRECTORS AND OFFICERS, AS THE CASE MAY BE, ITS INVESTMENT MANAGER, THE GENERAL PARTNERS THEREOF, OR ANY BENEFICIARIES, STOCKHOLDERS, EMPLOYEES OR AGENTS OF LANDLORD OR THE INVESTMENT MANAGER SHALL HAVE ANY PERSONAL LIABILITY WHATSOEVER WITH RESPECT TO THE LEASE OR LANDLORD'S OBLIGATIONS THEREUNDER, AND IN NO CASE SHALL LANDLORD BE LIABLE TO TENANT HEREUNDER FOR ANY LOST PROFITS, DAMAGE TO BUSINESS, OR ANY FORM OF SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES.

12. Tenant's Authority. If Tenant signs as a corporation each of the persons executing this Amendment on behalf of Tenant represents and warrants that Tenant has been and is qualified to do business in the state in which the Building is located, that the corporation has full right and authority to enter into this Amendment, and that all persons signing on behalf of the corporation were authorized to do so by appropriate corporate actions. If Tenant signs as a partnership, trust or other legal entity, each of the persons executing this Amendment on behalf of Tenant represents and warrants that Tenant has complied with all applicable laws, rules and governmental regulations relative to its right to do business in the state and that such entity on behalf of the Tenant was authorized to do so by any and all appropriate partnership, trust or other actions. Tenant agrees to furnish promptly upon request a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of Tenant to enter into this Amendment.

13.      Miscellaneous.

         (a) Tenant accepts the Existing Premises in their "as-is" condition.

         (b) Tenant represents to Landlord that, as of the date hereof, Landlord is not in default of the Lease.

         (c) For purposes of this Amendment, the term "Amendment Date" shall mean the date upon which this Amendment is signed by Landlord or Tenant, whichever is later.

         (d) Except as amended hereby, the Lease shall be and remain in full force and effect and unchanged. As amended hereby, the Lease is hereby ratified and confirmed by Landlord and Tenant. To the extent the terms hereof are inconsistent with the terms of the Lease, the terms hereof shall control.

         (e) The submission of this Amendment to Tenant for examination or consideration does not constitute an offer to amend the Lease, and this Amendment shall become effective only upon the execution and delivery thereof by Landlord and Tenant.


                            [signatures on next page]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and sealed as of the Amendment Date.


Date: __________________      LANDLORD:
                              ---------

                              TOWER PLACE, L.P., a Georgia limited partnership

                              By: RREEF America REIT III Corp. O, a Maryland corporation, general partner

                              By: RREEF Management Company, a Delaware
                              corporation, Authorized Agent



                              By:
                                  ---------------------------------
                                  Faye Phillips
                                  Vice President - District Manager




Date: ______________________  TENANT:
                              -------

                              RMS TITANIC, INC., a Florida corporation



                              By:
                                 ---------------------------------
                              Name:
                                  --------------------------------
                              Title:
                                   -------------------------------


                              Attest:
                                   -------------------------------
                              Name:
                                   -------------------------------
                              Title:
                                   -------------------------------


                                [CORPORATE SEAL]

                         EXHIBIT A -- EXPANSION PREMISES

This Exhibit A is attached to and made a part of the Second Amendment to Lease, Reference Date of March 27, 2000, between Tower Place, L.P., as Landlord and RMS Titanic, Inc., as Tenant.

Exhibit A is intended only to show the general layout of the Expansion Space. It is not to be scaled; any measurements or distances shown should be taken as approximate.